UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

Eagle Bulk Shipping, Inc.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands
(State or other jurisdiction of incorporation)

001-33831
(Commission File Number)

98-0453513
(IRS employer identification no.)

300 First Stamford Place
5th Floor
Stamford, CT 06902
(Address of principal executive offices, including zip code)

(202) 276-8100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers

On June 24, 2016, Stanley H. Ryan gave notice to Eagle Bulk Shipping Inc. (the “Company”) of his resignation as a member of the Company’s board of directors, effective immediately as of such date.

Mr. Ryan’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EAGLE BULK SHIPPING, INC.
(registrant)

Dated June 24, 2016	By:	/s/ Adir Katzav
	Name:	Adir Katzav
	Title:	Chief Financial Officer